UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

Nabi Biopharmaceuticals

(Exact name of registrant as specified in its charter)

Delaware	000-04829	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12270 Wilkins Avenue Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 770-3099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 24, 2012, Nabi Biopharmaceuticals, a Delaware corporation (“Nabi”), issued a press release announcing that its Special Meeting of Stockholders scheduled for September 24, 2012 has been adjourned to provide additional time to solicit proxies to approve the proposals (the “Proposals”) set forth in Nabi’s definitive proxy materials dated August 7, 2012, filed by Nabi with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed business combination transaction between Nabi and Biota Holdings Limited (the “Transaction”). Nabi stated that it had convened the Special Meeting as originally scheduled but adjourned the meeting due to the absence of a quorum. The Special Meeting will be reconvened at The Bethesda Marriott Hotel, 5151 Pooks Hill Road, Bethesda, Maryland on October 22, 2012, at 4:30 p.m. local time. The record date for stockholders entitled to vote at the adjourned Special Meeting remains August 3, 2012.

As previously announced, Nabi and Biota entered into an amendment deed to the merger implementation agreement, dated April 22, 2012. Nabi intends to file with the SEC and disseminate to its stockholders a supplement (the “Supplement”) to the definitive proxy statement, dated August 7, 2012, that will describe the amended terms of the merger implementation agreement and provide related relevant information.

A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Important Additional Information

In connection with the Transaction, Nabi has filed a definitive proxy statement, dated August 7, 2012, with the SEC in connection with a special meeting of stockholders of Nabi convened on September 24, 2012 and adjourned to October 22, 2012 and will be filing a Supplement to the definitive proxy statement describing the amended Transaction. STOCKHOLDERS AND INVESTORS ARE URGED TO READ NABI’S DEFINITIVE PROXY MATERIALS, THE SUPPLEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY NABI WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders and investors may obtain a free copy of Nabi’s definitive proxy statement and other materials filed by Nabi with the SEC at the SEC’s website at www.sec.gov, at Nabi’s website at www.nabi.com, or by contacting Morrow & Co., LLC, Nabi’s proxy solicitation agent, at (203) 658-9400 or toll-free at (800) 607-0088.

Forward-Looking Statements

Statements set forth above that are not strictly historical are forward-looking statements and include statements about the Transaction and related matters, the exchange ratio under the Transaction Agreement, Nabi’s plans to distribute cash or other rights to its stockholders, expected timing and completion of the special meeting of stockholders, proposed transactions, cash expenditures, and alliances and partnerships, among other matters. You can identify these forward-looking statements because they involve Nabi’s expectations, intentions, beliefs, plans, projections, anticipations, or other characterizations of future events or circumstances. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those in the forward-looking statements as a result of any number of factors. These factors include, but are not limited to, risks that are more fully discussed in Nabi’s definitive proxy statement for the Special Meeting filed with the SEC on August 7, 2012 under the captions “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statement” and elsewhere in the proxy statement. Nabi does not undertake to update any of these forward-looking statements or to announce the results of any revisions to these forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following document is filed herewith as an exhibit to this report:

Exhibit Number	Description

99.1	Press Release of Nabi Biopharmaceuticals dated September 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabi Biopharmaceuticals

Date: September 24, 2012	/s/ Raafat E.F. Fahim, Ph.D.
	Name: Title:	Raafat E.F. Fahim, Ph.D. President and Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Nabi Biopharmaceuticals dated September 24, 2012